EXHIBIT INDEX


Exhibit No.                   Description                           Page No.


99.1                          Computational Materials


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                                                                    EXHIBIT 99.1

                             Computational Materials

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Bear Stearns & Co                                  November 22, 1996
yap                           CTSX REPORT          9:10 AM EST
                                                   Page 1 of 1
------------------------------------------------------------------

                         FM1196-AA103 Class A ( ) ANNUAL
           Orig Bal 3,881,700 Fac 1.00000 #Coup 8.016 Mat 01/01/12 Wac-0.000
                             (0.000) WAM- / (-22763)
                Price/Yield View Fact Thru 09/9999 Hist Coupons
        Settlement Date 29-Nov-1996 Curve Date 25-November-1996
                                Tranche A( )

                   ----------------------------------------------
                                       0% CPP         prepay
                        Price          12.68        Avg. Life
                                       01/98      1st Prin Last
                                       01/12           Prin
                   ------------------------------------------------

                   105:18          7.122          Yield

                                   8.02           Duration

                   105:22          7.107          Yield
                                   8.02           Duration

                   105:26          7.092          Yield
                                   8.02           Duration

                   105:30          7.078          Yield
                                   8.03           Duration

                   106: 2          7.063          Yield
                                   8.03           Duration

                   106: 6          7.084          Yield
                                   8.04           Duration

                   106:10          7.034          Yield
                                   8.04           Duration

                   106:14          7.019          Yield
                                   8.04           Duration
                   ----------------------------------------------
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This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other Information
(the  "Statement"),  which  should  be  attached.  Do not  use or  rely  on this information if you have not received and reviewed the Statement.  You may obtain a copy of the Statement from your sales representative.

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Bear Stearns & Co                                  November 22, 1996
yap                           CTSX REPORT          9:02 AM EST
                                                   Page 1 of 1
------------------------------------------------------------------

         FM1196-AS104  Class A ( ) SEMIANNUAL PMTS Orig Bal 6,002,400
      Fac 1.00000 Coup 7.857  Mat 01/01/12 Wac-0.000
                       (0.000) WAM-  / (-22763)
        Price/Yield View Fact Thru 09/9999 Hist Coupons
      Settlement Date 29-Nov-1996 Curve Date 25-Nov-1996 Tranche A( )

                   ----------------------------------------------
                                       0% CPP         prepay
                        Price          12.13        Avg. Life
                                       07/97         1st Prin
                                       01/12        Last Prin

                   105: 3          7.127          Yield
                                   7.62           Duration

                   105: 7          7.111          Yield
                                   7.62           Duration

                   105:11          7.096          Yield
                                   7.63           Duration

                   105:15          7.080          Yield
                                   7.63           Duration

                   105:19          7.065          Yield
                                   7.63           Duration

                   105:23          7.050          Yield
                                   7.64          Duration

                   105:27          7.034          Yield
                                   7.64           Duration

                   105:31          7.019          Yield
                                   7.65           Duration
                   ----------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.